FILED BY BUSINESS FIRST BANCSHARES, INC.
PURSUANT TO RULE 425 UNDER THE SECURITIES ACT OF 1933
AND DEEMED FILED PURSUANT TO RULE 14a-12
UNDER THE SECURITIES EXCHANGE ACT OF 1934
Filing Company: Business First Bancshares, Inc.
Subject Company: Richland State Bancorp, Inc.
Registration No. 333-227085

BUSINESS FIRST BANK Go get it.

Business First Bancshares, Inc.

Raymond James U.S. Bank Conference

September 5, 2018

Legal Disclosure

This presentation has been prepared by Business First Bancshares, Inc. (the "Company") solely for information purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this presentation and other information provided by or on behalf of the Company.

This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.

Neither the Securities and Exchange Commission (the "SEC") nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom. Only those representations and warranties contained in an executed agreement containing the terms and conditions of a transaction, if any, shall have any legal effect.

Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

Registration Statement
The Company has filed a registration statement (including a prospectus) (File No. 333-227085) with the SEC for the transaction to which this communication relates. The issuance of shares of common stock in the transaction is being made solely pursuant to such prospectus. Before you invest, you should read the prospectus in the registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by visiting the Company's website at www.b1bank.com.

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general and the Company's proposed acquisition and the timing, anticipated benefits and financial impact thereof.

Legal Disclosure (Cont'd)

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the parties' ability to consummate the acquisition or satisfy the conditions to the completion of the acquisition, including the receipt of regulatory approvals required for the acquisition and approval of the acquisition by Richland State Bancorp's shareholders; the parties' ability to meet expectations regarding the timing and completion and accounting and tax treatment of the acquisition; the possibility that any of the anticipated benefits of the proposed acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of Richland State Bank's operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the proposed acquisition to close for any other reason; the effect of the announcement of the proposed acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); dilution caused by the Company's issuance of additional shares of its common stock in connection with the proposed offering; the failure to meet the growth projections of the Company's management team; the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other risks and factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 21, 2018, and the prospectus related to the transaction under the captions "Forward Looking Statements" and "Risk Factors." Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information.

Overview of Business First Bancshares, Inc.

Overview of Business First Bancshares, Inc.

- **Founded in 2006; headquartered in Baton Rouge, LA**
- **Commercial bank focused on small-to-midsize businesses and their owners and employees**
- **Currently operating in nine Louisiana markets and Dallas, TX**
- **Two successful acquisitions since 2015**
  - American Gateway Bank (2015) helped diversify funding base; NIB deposits have increased 25% since close
  - MBL Bank was acquired with the goal of accelerating profitability and diversifying business mix
- **Key YTD 2018 Events**
  - Closed MBL Bank acquisition in less than 3 months (01/01/2018); conversion completed July 15, 2018
  - Converted New Orleans and Dallas LPOs into full service banking centers in Q2'18
  - Closed two branches in the Baton Rouge MSA
  - Record Q1'18 and Q2'18 financial results
  - Listed on NASDAQ as BFST (04/09/18)
  - Richland State Bank acquisition announced June 4, 2018

Business First Footprint


Durant
Hugo
De Queen
Sherman
Paris
Idabel
Camden
Monticello
Cleveland
Texarkana
Greenville
Magnolia
El Dorado
Greenville
Plano
Mount Pleasant
Garland
Dallas
Bastrop
Yazoo City
Longview
Shreveport
Ruston
Monroe
Tyler
Vicksburg
Jackson
Henderson
Winnsboro
Corsicana
Mansfield
Natchitoches
Palestine
Nacogdoches
Natchez
Brookhaven
Kisatchie National Forest
Alexandria
Crockett
Lufkin
Leesville
LOUISIANA
Tylertown
Marksville
Jasper
De Ridder
Bryan
Huntsville
Opelousas
Baton Rouge
Conroe
Lake Charles
Lafayette
Brenham
Beaumont
Port Arthur
New Iberia
New Orleans
Columbus
Houston
Houma
Galveston
Business First Banking Centers (18)
Richland State Branches (7)

Our Operating Philosophy Has Been Consistent Since Day 1

Commercial Focus	Recruiting and Retaining Talented Bankers	"High Tech/ High Touch" Model	Disciplined Expansion Criteria
• Small-to-midsize businesses and their owners and employees • Target $1-$10mm commercial lending relationships that are typically too small for the larger financial institutions to value but too complex for many community banks • Full suite of treasury and cash management products and services to support lending efforts • ~22%+ C&I loans and NIB deposits	• Experienced and empowered local leadership • Recruit bankers with strong ties to local communities • Offer bankers an entrepreneurial culture combined with a platform of sophisticated banking products and services and efficient credit decisions • Historically successful in recruiting bankers from larger financial institutions as well as local community banks • Recruiting complemented by focus on internal professional development	• "Branch lite" model leveraging current technology for customer convenience • Significant investment in operating platform to support C&I-focused, relationship-based banking • Opportunity for future growth without commensurate increases in operating expense • COO had nearly 20 years experience at BXS, including over 20 systems conversions in connection with bank acquisitions	• In its first 10 years, Business First expanded into eight Louisiana markets, including the six largest metro areas – Founding directors and shareholders were intentionally located throughout Louisiana – 9th Louisiana market, Minden, added this year • New market expansion driven by the identification and recruitment of local banking teams – Example, Dallas market in 2017 • Careful analysis of the market's economy and the population of targeted small-to-mid sized business customers • Experience with both organic and acquisition expansion

Executive Management Team

- Executive team includes a mix of youth and experience which fosters an energetic and collaborative work environment
- Geographic diversification amongst executive management team

Officer	Age	Years in Banking	Year Started at BF	Position with Business First Bank
Jude Melville	43	13	2006	Director, President and Chief Executive Officer
Gregory Robertson	46	23	2011	EVP, Chief Financial Officer
Donald Hingle	57	36	2009	EVP, Chief Credit Executive
Philip Jordan	46	24	2008	EVP, Chief Commercial Officer
Alicia Robertson	50	31	2011	EVP, Chief Retail Officer
Keith Mansfield	43	20	2016	EVP, Chief Operations Officer

Note: As of June 30, 2018.

Market Presidents

- Business First's Market Presidents have diversified experience at a mix of large, regional and community banks
- Market Presidents serve as important conduits between executive management and the local markets

Market	Market President	Age	Years in Banking	Year Started at BF	Prior Experience
East Baton Rouge	Michael Nizzo	39	15	2008	Investar Iberville Bank Wells Fargo
Shreveport	Jason Siegele	42	20	2006	Regions Hibernia
Northshore	Warren McDonald	51	30	2006	Whitney Bank Regions Bank One
Lake Charles / Lafayette	Poncho Seaford	53	30	2016	J.P. Morgan Chase
Houma	Gloria Navarro	65	36	2010	Capital One Argent Bank
New Orleans	Chris Keene	44	22	2015	First Bank & Trust Whitney Bank
West Baton Rouge	Sonny Gascon	57	16	2010	Plaquemine Bank J.P. Morgan Chase
Dallas	Chris Shaw	40	17	2017	Green Bank BB&T
Minden	Mike Burton	58	33	2018	MBL

Note: As of June 30, 2018.

Corporate History



2006:
Bank opened in Baton Rouge; expanded into the Shreveport market
2008:
Expanded into the Lafayette market
2010:
Expanded into the Houma market
2015:
Acquired American Gateway Financial in West Baton Rouge
2016:
Opened new headquarters in downtown Baton Rouge
2017:
Expanded into Dallas, TX market
2018:
Listed on NASDAQ on April 9th under BFST
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2007:
Expanded into the Northshore market
2009:
Expanded into the Lake Charles market
2011:
Jude Melville named President and CEO in the Spring
2015:
Expanded into the New Orleans market
2017:
Announced acquisition of Minden Bancorp and completed $66 million private placement
2018:
Announced acquisition of Richland State Bancshares and completed $29 million follow-on equity offering
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Total Assets ($Millions):												
$110	$392	$546	$667	$657	$652	$681	$684	$685	$1,076	$1,106	$1,321	$1,649[(1)]

(1) As of June 30, 2018. Other periods as of December 31st.

BUSINESS FIRST BANK

Current Footprint

- Statewide focus on urban markets
- Multiple markets provide diversification of both risk and production opportunities

Market	Year Entered	# of Facilities	# of Bankers[1]	Total Loans	Total Deposits
East Baton Rouge	2006	7	16	$264,008	$298,569
Shreveport	2006	1	7	201,221	103,552
Northshore	2007	1	4	97,074	50,134
Lafayette	2008	1	5	63,107	70,351
Lake Charles	2009	1	7	106,076	171,961
Houma	2010	1[2]	4	82,510	51,812
New Orleans	2015	1	6	88,202	11,129
West Baton Rouge	2015	2	6	100,482	217,061
Dallas	2017	1	3	34,422	10,195
Minden	2018	2	5	191,125	285,027

Note: Data as of June 30, 2018. Dollars in thousands. The loans and deposit balances by market do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level.
(1) Bankers defined as commercial lenders or banking center managers, who are either retail lenders or business development officers.
(2) Excludes standalone wealth solutions office, which has no FDIC insured deposits. Houma represents the only free-standing wealth solutions location. In other markets, this division is housed in the full service banking centers.

BUSINESS FIRST BANK

Recent Financial Results – Strong FY 2017 & YTD 2018

- **FY 2017: Strong Organic Growth**
  - Loan growth of 20.3%
  - Core deposit growth of $137 million, or 18.0%
    - Core deposit growth essentially matched loan growth for 2H'17
  - PTPP income growth of 66.0%
  - Core NIM expansion of 13 bps
  - Operating leverage contributed to an improved efficiency ratio
- **YTD 2018: Combination of Organic and M&A growth**
  - Loan growth of 26.5%;
    - YTD 2018 organic loan growth of 11.4% annualized;
    - QTD June 30, 2018 organic loan growth of 14.3% annualized
  - Core deposit growth of 34.6%
  - PTPP CAGR of 40.2%[3]
  - Core net income growth of 216%[3]; Organic core net income growth of 49%[3]
  - Stable core NIM

Gross Loans



$1,300.0
$1,100.0
$900.0
$700.0
$500.0
$558.4
$772.4
$811.1
$975.5
$1,234.0
2014Y
2015Y
2016Y
2017Y
YTD 2018

Total Deposits



$1,500.0
$1,300.0
$1,100.0
$900.0
$700.0
$500.0
$587.3
$904.2
$932.8
$1,055.5
$1,329.5
2014Y
2015Y
2016Y
2017Y
YTD 2018

Net Income[1]



$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$4.3
$4.0
$4.9
$4.1
$5.3
$5.1
$4.8
$4.8
$7.6
$6.7
2014Y
2015Y
2016Y
2017Y
YTD 2018

ROAA[1]



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
0.62%
0.58%
0.49%
0.41%
0.47%
0.45%
0.40%
0.40%
0.94%
0.83%
2014Y
2015Y
2016Y
2017Y
YTD 2018

NIM[2]



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.55%
3.66%
3.47%
3.64%
3.51%
4.01%
3.64%
3.97%
3.88%
2014Y
2015Y
2016Y
2017Y
YTD 2018

Efficiency Ratio



90.0%
80.0%
70.0%
60.0%
50.0%
75.9%
81.7%
82.0%
73.7%
72.2%
2014Y
2015Y
2016Y
2017Y
YTD 2018

Note: Dollars in millions. YTD 2018 data as of June 30, 2018.

(1) The green shaded areas represent core results, which are non-GAAP financial measures. These core results exclude net pre-tax deal charges associated with the Company's American Gateway acquisition, tax effected at 34% and net pre-tax deal charges associated with the Company's MBL Bank acquisition, tax effected at 21%. 2017 data adjusted for DTA write-down. See reconciliation on page 31 in Appendix.

(2) The blue shaded areas represent the core NIM, which is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway and MBL Bank acquistions. See reconciliation on page 31 in Appendix.

(3) Calculation based on annualized YTD data.

Data Source: SNL Financial, Company Documents.

BUSINESS FIRST BANK

Quarterly Financial Trends

	For the Quarter Ended,				
	6/30/18	3/31/2018	12/31/17	09/30/17	06/30/17
Balance Sheet & Capital					
Total Assets	$1,649,207	$1,587,713	$1,321,256	$1,213,831	$1,169,086
Gross Loans (Excl. HFS)	1,234,031	1,191,450	975,284	937,776	874,506
Deposits	1,329,493	1,307,738	1,055,533	1,015,094	972,016
Total Equity	210,629	179,994	179,935	120,059	118,813
Tangible Common Equity / Tangible Assets[(1)]	10.78 %	9.21 %	13.04 %	9.23 %	9.47 %
Tangible Book Value Per Share[(1)]	$15.07	$13.90	$16.72	$16.03	$15.85
Net Loans (Excl. HFS) / Assets	74.23 %	74.43 %	73.15 %	76.50 %	74.02 %
Gross Loans (Excl. HFS) / Deposits	92.82	90.37	91.57	91.47	82.39
NIB Deposits / Deposits	23.02	22.78	25.07	26.45	25.08
C & I / Loans (Excl. HFS)	24.23	24.38	26.09	27.88	27.32
Asset Quality					
Nonperforming Loans (Excl. TDRs)	$14,014	$15,144	$12,667	$13,463	$11,160
Nonperforming Assets (Excl. TDRs)	15,323	16,439	12,894	13,730	12,387
NPLs / Loans (Excl. TDRs)	1.14 %	1.27 %	1.30 %	1.44 %	1.28 %
NPAs / Assets (Excl. TDRs)	0.93	1.04	0.98	1.13	1.06
Reserves / Loans (Excl. HFS)	0.79	0.81	0.90	0.99	1.05
NCOs / Average Loans	0.00	(0.03)	0.29	0.02	0.04
Profitability Ratios					
Net Interest Income	$14,976	$14,500	$11,589	$10,533	$11,690
Provision Expense	474	474	2,330	247	1,305
Noninterest Income	2,006	1,735	1,473	1,241	1,600
Noninterest Expense	12,025	11,944	9,708	9,214	9,114
Pretax Income	4,483	3,817	1,024	2,313	2,871
Income Tax	845	709	1,886	631	819
Net Income	3,638	3,108	(862)	1,682	2,052
Core Net Income[(2)]	4,078	3,565	806	1,682	2,052
ROAA	0.90 %	0.77 %	(0.26) %	0.57 %	0.70 %
ROAE	7.75	6.94	(1.89)	5.61	6.96
Core ROAA[(2)]	1.00	0.88	0.29	0.50	0.41
Core ROAE[(2)]	8.69	7.96	2.04	4.91	4.08
Net Interest Margin	3.98 %	3.97 %	3.87 %	3.82 %	4.34 %
Efficiency Ratio	70.81	73.57	74.32	78.46	68.58
Core Diluted Earnings Per Common Share	$0.37	$0.34	$0.08	$0.23	$0.28
Dividends Per Common Share	0.08	0.06	0.06	0.06	0.06

Note: Dollars in thousands except per share data.
(1) Non-GAAP Financial measure. See reconciliation on page 32 in Appendix.
(2) Non-GAAP Financial measure. See reconciliation on page 31 in Appendix.

Loan Portfolio

- **Commercial lending is primary focus, with C&I representing 22% and Owner Occupied CRE representing 18%**
- **Recent acquisitions have provided portfolio diversification**
- **Energy concentration has decreased from 19.8% of total loans in Q1'15 to 10.7% in Q2'18**
- **Average funded loan amount of approximately $213 thousand**
- **Focus on working capital lines**
  - $144 million of lines of credit, 50% line usage
  - Internally staffed auditing function
- **Robust participation network developed to maintain exposure discipline while growing with best clients**
  - Full-time Director of Correspondent Banking (over 40 years experience, former B1B Market President)
  - 30 banks
  - 62 loans, $112 million sold
  - Over $240 million in participations sold since 2012

As of June 30, 2018[1]



7.7%
16.5%
22.0%
14.4%
3.9%
1.8%
1.2%
15.0%
17.5%

Construction & Land	$204,099	16.5%
1-4 Family	177,294	14.4%
Home Equity Loans	47,692	3.9%
Multi-Family	22,511	1.8%
Farmland	15,173	1.2%
CRE - Owner Occupied	215,544	17.5%
CRE - Income Producing	184,533	15.0%
Commercial	271,737	22.0%
Consumer & Other	95,448	7.7%
Total	$1,234,031	100.0%

Note: Dollars in thousands. All loan data as of June 30, 2018.
(1) Loan composition based on regulatory data.

BUSINESS FIRST BANK

Detailed Loan Composition

- **Owner – Occupied CRE makes up 54% of total CRE lending**
  - C&D and Total CRE concentrations of 117.4% and 240.5%, respectively

C&D Composition



6.4%
16.3%
7.1%
6.9%
6.2%
2.9%
4.1%
6.3%
7.6%
20.7%
9.4%
5.9%

C&D Portfolio	
Raw Land	16.3%
Vacant Residential Lots	6.2%
Vacant Commercial Lots	6.3%
Timberland and Farmland	7.6%
Land Development - Residential	9.4%
Residential Construction - OORE	5.9%
Residential Construction - Non OORE	20.7%
Commercial Constuction - Retail - Single Tenant	4.1%
Commercial Constuction - Retail - Multi Tenant	2.9%
Commercial Constuction - Office - OORE	0.2%
Commercial Constuction - Office - Non OORE	6.9%
Commercial Construction - Apartment/Multi-Family	7.1%
Commercial Construction - Other	6.4%
Total C&D	**100.0%**
Average Loan Size	**$340**

CRE Composition - Owner Occupied



2.5%
16.9%
12.9%
5.6%
3.8%
36.1%
20.5%
1.6%

Owner Occupied CRE Portfolio	
Hotel/Motel	2.5%
Office Building	12.9%
Office/Warehouse	5.6%
Warehouse	3.8%
Retail - Single Tenant	20.5%
Retail - Multi Tenant	1.6%
Commercial Building	36.1%
Other	16.9%
Total CRE - Owner Occupied	**100.0%**
Average Loan Size	**$548**

CRE Composition - Income Producing



4.6%
6.7%
18.0%
23.6%
14.6%
9.0%
4.2%
19.2%

Income Producing CRE Portfolio	
Hotel/Motel	6.7%
Office Building	23.6%
Office/Warehouse	9.0%
Warehouse	4.2%
Retail - Single Tenant	19.2%
Retail - Multi Tenant	14.6%
Commercial Building	18.0%
Other	4.6%
Total CRE - Income Producing	**100.0%**
Average Loan Size	**$706**

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of June 30, 2018. Concentration ratios represent bank-level data.

Loan Production

- **Business First loans have grown at 25.4% CAGR from 2014 – Q2'18**
- **Continued Loan Growth in Q2'18. Net organic loan growth for quarter-end of 14.3% annualized and YTD of 11.4% annualized**
- **Increased production in 2017 primarily driven by:**
  - New lending teams hired during 2016 in the Lake Charles and New Orleans markets, and the re-hiring of the East Baton Rouge Market President
  - A more seasoned credit approval process
  - Flattened production chain of command (removed regional CEO positions) to improve communication/reaction time
  - Increased market visibility for Business First Bank as a result of recent re-branding initiatives
  - Expansion into the Dallas market

Loan Production – New & Renewed Commitments



$750.0
$600.0
$450.0
$300.0
$150.0
$0.0
$75.0
$60.0
$45.0
$30.0
$15.0
$0.0
$191.3
$184.0
$432.2
$398.6
$538.9
$598.0
$695.5
$553.5
$15.9
$15.3
$36.0
$33.2
$44.9
$49.8
$58.0
$46.1
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
Q2'18
Average Monthly Production

Note: Dollars in millions. Q2'18 loan production data represents annualized results.

BUSINESS FIRST BANK

Strong Credit Performance

- **Credit quality metrics have improved significantly since 2010**
- **FY 2017 NCOs resulted from two previously identified, substandard energy credits**
  - $2.7 million in charge-offs from these two credits
  - Balance of the portfolio had only 0.03% of NCOs / Avg. Loans
- **ALLL/Gross Loans equaled 0.79% at June 30, 2018**
  - ALLL / legacy gross loans (i.e., excluding purchased loans) equals 0.97%
  - ALLL plus loan discount/gross loans equals 1.11%

NPLs / Gross Loans


4.00%
3.00%
2.00%
1.00%
0.00%
3.56%
2.45%
1.76%
0.41%
0.54%
1.03%
0.90%
1.30%
1.14%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
YTD 2018

NPAs / Assets


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.51%
1.95%
1.24%
0.55%
0.88%
0.93%
0.77%
0.98%
0.93%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
YTD 2018

NCOs / Avg. Loans


1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.30%
0.10%
-0.10%
0.78%
1.25%
0.84%
0.12%
0.02%
0.08%
0.04%
0.34%
0.00%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y(1)
YTD 2018
FY 2010 - 2012 Avg. 0.96%
FY 2013 - 2017 Avg. 0.12%
YTD 2018 0.00%

Note: NPLs and NPAs exclude TDRs. YTD 2018 data as of June 30, 2018.
(1) Excludes the $800 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

BUSINESS FIRST BANK

Strong Credit Performance

- **Classified Assets have decreased by 47% from $45.5 million at Q4'10 to $29.9 million at Q2'18**
- **Past due loans have remained low even with the acquisition of two banks and stress in the energy sector in recent years**
- **Beginning in Q4'14, as conditions in the energy sector began to deteriorate, Business First experienced a divergence in its Energy Watch List vs. the rest of its portfolio**

Classified Asset Coverage Ratio[1]


75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
66.7%
42.8%
24.8%
25.4%
31.1%
29.4%
29.0%
16.2%
14.8%
16.3%
9.8%
11.5%
11.1%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
YTD 2018
Classified Asset Coverage Ratio
Classified Asset Coverage Ratio - Ex Energy

Past Due Loans / Total Portfolio


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.11%
0.01%
0.24%
0.09%
0.00%
0.13%
0.33%
0.09%
0.18%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
YTD 2018
Past Due Loans

Watch List / Total Portfolio


20.0%
15.0%
10.0%
5.0%
0.0%
13.6%
13.4%
11.7%
11.7%
14.5%
13.8%
7.7%
7.6%
10.7%
7.9%
11.6%
7.2%
8.0%
4.3%
5.5%
2.9%
4.3%
2.4%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
YTD 2018
Total WL
Non-Energy WL

Note: YTD 2018 data as of June 30, 2018.
(1) Defined as classified assets minus specific reserves divided by risk based capital.

Energy Lending

- **Energy loans accounted for approximately 10.7% of portfolio and 76.2% of bank-level capital as of June 30, 2018**
- **Geographic, loan type and collateral diversification**
  - 14% of total energy lending is non-correlated (cash secured, petrochem, retail)
- **Active monitoring of exposures**
  - Quarterly review begun in early 2015 involving executive management, Market Presidents, all lenders and credit team
- **Relationship-based decisions**
  - Average of approximately $706 thousand in deposits per energy relationship

ENERGY PORTFOLIO BY COLLATERAL

COLLATERAL	Total $'s	% of Energy Portfolio
Accounts Receivable & Inventory	20.7	15.7%
Barges, Crew Boats, Marine Vessels	24.0	18.2%
Equipment	17.7	13.4%
Oil & Gas	7.0	5.3%
CD/Mkt. Securities	4.1	3.1%
All Other	7.7	5.8%
SUB TOTAL C & I	81.3	61.5%
Commercial Real Estate	32.1	24.3%
Consumer Real Estate	18.1	13.7%
Other	0.6	0.5%
SUB TOTAL NON C & I	50.9	38.5%
TOTAL	**132.2**	**100.0%**

Note: Dollars in millions. As of June 30, 2018.

BUSINESS FIRST BANK

Energy Lending – Historical Performance

- **Continued stability of Watch List as economic conditions for the energy sector shows incremental improvement**

	Q1'15	Q4'15	Q4'16	Q4'17	Q2'18
Upstream	$ 6,395	$ 13,878	$ 14,392	$ 17,742	$ 18,173
Midstream	16,072	17,422	35,024	25,490	22,290
Downstream	13,279	14,248	11,766	10,144	9,259
Support / Services	77,520	79,313	73,142	70,765	82,104
Non-Oil and Gas	1,663	145	861	-	372
Total Energy Exposure	**$ 114,929**	**$ 125,007**	**$ 135,184**	**$ 124,140**	**$ 132,198**
% of Total Loans	*19.8%*	*16.0%*	*16.5%*	*12.7%*	*10.7%*
% of Total Bank Capital	*135.0%*	*110.7%*	*114.7%*	*103.0%*	*76.2%*
Total Committed Energy Loans	$ 145,609	$ 160,537	$ 178,290	$ 160,313	$ 174,686
Credit Ratings					
Weighted Average Risk Ratings	3.31	3.58	3.74	3.76	3.71
Pass-Watch / Special Mention %	8.3%	27.1%	16.9%	17.5%	11.2%
Classified %	0.0%	0.8%	5.6%	3.1%	6.8%
Total Watch List % (1)	8.3%	27.8%	22.6%	20.6%	18.1%
Past Dues					
Nonaccrual Loans	$ -	$ 949	$ 1,125	$ 3,882	$ 2,351
Accruing Past Due	-	-	-	-	-
Total Past Due	$ -	$ 949	$ 1,125	$ 3,882	$ 2,351
Total Past Due / Total Energy Loans	*0.0%*	*0.8%*	*0.8%*	*3.1%*	*1.8%*
Net Charge Offs YTD	$ -	$ 612	$ 667	$ 2,889	$ -
Net Charge Offs YTD/Energy Loans	*0.0%*	*0.5%*	*0.5%*	*2.3%*	*0.0%*

Note: Dollars in thousands.
(1) Percentage based on energy loans outstanding.
(2) Balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) FY17 data is actual, not pro forma with MBL.

BUSINESS FIRST BANK

Commercial Real Estate– Historical Performance

	Q4'15	Q4'16	Q4'17	Q2'18
Construction - 1-4 Family Residential	$ 25,035	$ 29,683	$ 37,565	$ 53,975
Other Const, Development, Vacant Land & Lots	73,917	65,680	106,120	149,643
Total Construction	**98,953**	**95,363**	**143,685**	**203,618**
% of Total Loans	*12.7%*	*11.7%*	*14.7%*	*16.5%*
% of Total Bank Capital	*87.6%*	*80.9%*	*119.2%*	*117.4%*
Multi-Family Properties	26,365	22,823	20,760	22,554
Commercial Rental	143,450	138,745	174,889	184,888
Other Loans for Real Estate Purposes	7,333	6,541	6,869	6,023
Total Outstanding CRE Exposure	**$ 276,101**	**$ 263,472**	**$ 346,204**	**$ 417,083**
% of Total Loans	*35.4%*	*32.2%*	*35.4%*	*33.7%*
% of Total Bank Capital	*244.4%*	*223.5%*	*287.2%*	*240.5%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 502,530
Credit Ratings				
Weighted Average Risk Ratings	3.40	3.29	3.25	3.22
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	0.9%
Classified %	5.6%	1.7%	1.1%	0.8%
Total Watch List % [1]	9.5%	5.9%	2.3%	1.7%
Past Dues				
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 2,321
Accruing Past Due	-	-	-	-
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 2,321
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.6%*
Net Charge Offs YTD	$ (99)	$ 431	$ (9)	$ 312
Net Charge Offs YTD / CRE Loans	*(0.04%)*	*0.16%*	*(0.00%)*	*0.07%*

Note: Dollars in thousands.
(1) Q4'17 NCOs excludes $800 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.
(2) Balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.

BUSINESS FIRST BANK

Deposit Mix

- **Business First's deposit gathering strategy is focused on its commercial lending relationships**
  - In Q2'16, established a relationship pricing model that values deposits and treasury management
  - Incentive plan for lenders tied to deposit growth added in Q3'17. After 3 quarters, the plan has had positive results
  - All but one of the Top 25 relationships by current loan balance are depositors
- **Of Business First's standalone deposit relationships greater than $1 million, over 90% have multiple deposit accounts, a lending relationship or have more than 5 transactions monthly**
- **Organic core deposit[(1)] growth of 18% in FY 2017 and 35% YTD 2018 driven by strategic addition of MBL Bank and organic growth**
- **American Gateway's and MBL Bank's core deposits and excess liquidity were key rationales for the acquisitions**
  - Richland State Bank is a similar target with Gross Loans/Deposits of 69.9%

Deposit Mix - June 30, 2018



7.1%
0.7%
22.9%
28.1%
15.9%
25.3%

Non-Interest Bearing	$304,166	22.9%
NOW & Other	211,068	15.9%
MMDA & Savings	336,433	25.3%
Time Deposits	373,747	28.1%
CDARs	94,676	7.1%
Brokered Deposits [(2)]	9,403	0.7%
Total Deposits	$1,329,493	100.0%

Note: Dollars in thousands.
(1) Core deposits exclude fully insured brokered deposits and time deposits above the insurance limit.
(2) Brokered deposits defined as any deposit accepted from or through a third party, such as a person or company or organization other than the owner of the deposit.

Yield / Rate Analysis

- **Balance Sheet is asset sensitive**
- **Stable core NIM[(1)]**
  - Loan betas have outpaced deposit betas YTD 2018 (including Q2) and through BFST's deposit cycle (Q1 2017-Q2 2018)
  - Minden acquisition has strengthened loan and deposit betas
- **Fixed vs. Variable rate loans[(2)]**
  - 59% fixed with a weighted average maturity of 4.4 years
    - Approximately 28% of fixed rate loans mature in the next 24 months
  - Variable rate portfolio has a 3.1 year weighted average maturity[(2)]



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18
Loan Yield: 4.74% 5.45% 5.20% 4.97% 4.83% 5.15% 4.89% 5.34% 5.72% 5.08% 5.22% 5.32% 5.46%
NIM: 3.28% 4.04% 3.81% 3.69% 3.47% 3.78% 3.63% 4.04% 4.34% 3.82% 3.87% 3.97% 3.98%
Core NIM: 3.05% 3.76% 3.53% 3.51% 3.37% 3.65% 3.50% 3.54% 3.66% 3.66% 3.69% 3.86% 3.89%
Cost of Int. Bearing Deposits: 0.60% 0.58% 0.58% 0.62% 0.69% 0.75% 0.78% 0.76% 0.83% 0.91% 0.95% 0.90% 1.01%
Total Cost of Deposits: 0.46% 0.44% 0.44% 0.48% 0.54% 0.58% 0.58% 0.57% 0.62% 0.67% 0.70% 0.69% 0.77%
NIM
Core NIM (1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Fiscal Quarters during which the Federal Funds Rate was Increased

Note: Chart based on GAAP data.
(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway and MBL Bank acquisitions. See reconciliation page 34 in Appendix.
(2) June 30, 2018 maturity of variable rate loan portfolio excludes approximately $26.8 million of loans acquired from American Gateway.

BUSINESS FIRST BANK

Interest Rate Positioning / Securities Portfolio

Interest Rate Sensitivity[1]


4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
3.0%
-3.5%
1.5%
-2.5%
0.3%
-0.1%
-2.2%
1.3%
+300
+200
+100
-100
% Change in Net Interest Income
% Change in Economic Value of Equity

Securities Portfolio[2]

Maturities	Within One Year		After One Year but Within Five Years		After Five Years but Within Ten Years		After Ten Years		Total		Total
(Dollars in Thousands)	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Amortized Cost
U.S. government agencies:	$994	1.11 %	$1,151	2.27 %	$7,286	2.65 %	—	— %	$9,431	2.44 %	$9,677
Corporate bonds:	—	—	8,631	3.45	4,402	5.22	—	—	$13,033	4.05	13,063
Mortgage-backed securities:	34	0.98	10,498	1.72	65,036	1.79	63,344	2.38	$138,912	2.05	143,419
Municipal securities:	10,491	1.71	31,610	1.98	28,426	2.17	19,514	2.64	$90,041	2.15	90,984
Other securities:	—	—	—	—	—	—	722	3.85	$722	3.85	793
Total:	**$11,519**	**1.66 %**	**$51,890**	**2.18 %**	**$105,150**	**2.10 %**	**$83,580**	**2.45 %**	**$252,139**	**2.21 %**	**$257,936**

(1) Interest sensitivity simulated change in net interest income and fair value of equity over a 12-month horizon as of December 31, 2017.
(2) As of June 30, 2018.

Update on Minden Bancorp and Richland State Bancorp Transactions

- **Acquired Minden Bancorp, Inc. (MBL Bank) on January 1, 2018**
  - All cash transaction valued at $76.0mm
  - $323mm in total assets; 1.72% ROAA in FY 2017
  - Closed transaction in under 3 months
  - System conversion completed July 15, 2018
  - Pro Forma deposit share rank of 14 in Louisiana

- **Richland State Bancorp Acquisition announced June 4, 2018**
- **Transactional Rationale**
  - ✓ Scale – Over $2 bn in combined assets at closing
  - ✓ Continues to enhances standalone ROAA
  - ✓ Meaningful EPS accretion
  - ✓ Market familiarity and opportunity
  - ✓ Top 10 market share in Louisiana pro forma
  - ✓ Low cost deposit base plus excess liquidity
  - ✓ Diversifies loan portfolio
  - ✓ Commitments from key personnel
  - ✓ Strengthens I-20 corridor

Louisiana

2017 Rank	Institution (ST)	2017 Branches	2017 Deposits ($M)	2017 Market Share (%)
1	Capital One Financial Corp. (VA)	123	18,463	17.7
2	JPMorgan Chase & Co. (NY)	141	18,171	17.4
3	Hancock Holding Co. (MS)	111	13,726	13.1
4	IBERIABANK Corp. (LA)	70	8,072	7.7
5	Regions Financial Corp. (AL)	101	7,615	7.3
6	Origin Bancorp Inc. (LA)	22	1,683	1.6
7	Home Bancorp Inc. (LA)	35	1,669	1.6
8	BancorpSouth Bank (MS)	29	1,589	1.5
9	Red River Bancshares Inc. (LA)	23	1,525	1.5
	Pro Forma	**24**	**1,476**	**1.4**
10	Gulf Coast B&TC (LA)	20	1,443	1.4
11	First Guaranty Bancshares Inc. (LA)	22	1,420	1.4
12	MidSouth Bancorp Inc. (LA)	32	1,294	1.2
13	Investar Holding Corp. (LA)	21	1,234	1.2
14	**Bus. First Bancshares Inc. (LA)**	**17**	**1,232**	**1.2**
15	Louisiana Community Bncp Inc. (LA)	24	994	1.0
52	**Richland State Bancorp Inc. (LA)**	**7**	**244**	**0.2**
	Total For Institutions In Market	**1,472**	**104,535**	**100.0**

Note: Deposit market share information as of June 30, 2017. Orange line is pro forma for acquisition of MBL Bank. Green line is pro forma to include MBL Bank and Richland State.
Data Source: SNL Financial.

BUSINESS FIRST BANK

Growth Strategy Going Forward

Maintain Disciplined Focus on Business Model

Identify and Recruit Talented Bankers

- Talented commercial bankers will be the primary catalyst for future growth in existing or new markets
- Bankers are attracted to Business First's:
  - Relationship-based approach
  - Sophisticated business banking capabilities
  - Credit culture and process
  - Energy and camaraderie of executive team and Board

Expanding Presence in Existing Markets

- Incentive program tied to deposit growth
- Expand suite of products and services
  - Ex, SBA express loans and correspondent banking
- Selectively add new banking centers
  - Ex, New Orleans and DFW in Q2'18
- DFW Market
  - Targeting attractive submarkets
  - First full-service banking center opened in Addison in May 2018

Opportunistic New Market Expansion

- Focused along the I-10/12 and I-20 corridors
  - DFW, Houston and East Texas to the West
  - Jackson, Gulfport/Biloxi and Mobile to the East
- Target markets
  - Attractive demographics
  - Concentration of small-to-midsize businesses
  - High net worth individuals

Disciplined Acquisition Strategy

- Organic expansion will be the primary strategic focus going forward
- Opportunistically evaluate M&A opportunities in existing footprint and new market expansion area

Appendix

BUSINESS FIRST BANK

Historical Financial Summary

	For the Year Ended December 31,								YTD
	2010	2011	2012	2013	2014	2015	2016	2017	2018
	Last Year of Initial Expansion	Internally Focused				Current Growth Phase			
Balance Sheet & Capital									
Total Assets	$657,142	$652,241	$681,062	$684,180	$684,502	$1,076,089	$1,105,841	$1,321,256	$1,649,207
Gross Loans	404,550	441,856	460,236	536,045	558,386	772,392	811,131	975,485	1,234,031
Deposits	542,233	541,613	566,328	594,176	587,252	904,236	932,795	1,055,533	1,329,493
Total Equity	59,524	66,269	71,014	71,923	78,845	112,449	113,559	179,935	210,629
Tangible Common Equity / Tangible Assets[1]	9.06 %	10.08 %	10.38 %	10.51 %	11.52 %	9.95 %	9.52 %	13.04 %	10.80 %
Tier 1 Leverage Ratio	9.29	9.80	10.21	10.78	11.24	10.08	9.67	13.53	11.20
Total Capital Ratio	13.94	13.74	13.10	13.05	13.36	12.06	11.63	15.23	13.11
Net Loans (Excl. HFS) / Assets	60.34 %	66.62 %	66.71 %	77.47 %	80.61 %	71.10 %	72.60 %	73.15 %	74.23 %
Gross Loans (Excl. HFS) / Deposits	74.61	81.58	81.27	90.22	95.08	85.42	86.90	92.42	92.82
NIB Deposits / Deposits	4.12	18.40	21.19	20.38	18.56	24.61	23.98	25.07	23.02
C & I / Loans (Excl. HFS)	24.13	25.10	28.75	34.64	33.18	23.99	26.28	26.09	24.23
C&D / Total Risk-Based Capital[2]	107.8 %	73.7 %	84.9 %	69.3 %	73.0 %	84.5 %	80.1 %	118.8 %	117.4 %
CRE / Total Risk-Based Capital[2]	280.6	247.4	249.0	230.2	217.6	234.3	220.2	286.1	240.5
Asset Quality									
NPLs / Loans (Excl. TDRs)	3.56 %	2.45 %	1.76 %	0.41 %	0.54 %	1.03 %	0.90 %	1.30 %	1.14 %
NPAs / Assets (Excl. TDRs)	2.51	1.95	1.24	0.55	0.88	0.93	0.77	0.98	0.93
Reserves / Loans (Excl. HFS)	1.98	1.66	1.28	1.13	1.19	0.94	1.01	0.90	0.79
NCOs / Average Loans	0.78	1.25	0.84	0.12	0.02	0.08	0.04	0.41	0.00
Profitability Ratios									
Net Income	$983	$1,101	$3,440	$4,785	$4,033	$4,096	$5,111	$4,848	$6,746
ROAA	0.15 %	0.17 %	0.52	0.70 %	0.58 %	0.41 %	0.45 %	0.40 %	0.83 %
ROAE	1.65	1.82	5.13	6.95	5.49	3.89	4.42	3.68	7.35
Net Interest Margin	3.12 %	3.52 %	3.66 %	3.72 %	3.55 %	3.68 %	3.64 %	4.01 %	3.97 %
Efficiency Ratio	78.30	76.70	74.00	78.50	75.90	81.70	82.00	73.70	72.16
Non-Interest Income / Avg. Assets	0.13	0.23	0.24	0.19	0.25	0.32	0.46	0.47	0.46
Non-Interest Expense / Avg. Assets	2.67	2.75	2.76	2.92	2.75	3.05	3.11	3.07	2.96

Note: Dollars in thousands. YTD 2018 data as of June 30, 2018.
(1) Non-GAAP Financial measure. See reconciliations on page 32-33 in Appendix.
(2) Calculated at the bank level based on FDIC call report data.

Energy Portfolio by Total Past Due – As of June 30, 2018

Past Due Energy Loans by Category and Collateral ($ Millions)							
CATEGORY	Total $'s	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	Accruing - Past Due 60-89	Non-Accruals
Upstream	18.2	13.7%	0.9	0.6%	—	—	0.9
Midstream	22.3	16.9%	—	—	—	—	—
Downstream	9.3	7.0%	—	—	—	—	—
Support/Service	82.1	62.1%	1.5	1.1%	—	—	1.5
Non Oil & Gas	0.4	0.3%	1.5	1.1%	—	—	1.5
TOTAL	132.2	100.0%	3.9	2.9%	—	—	3.9
COLLATERAL	Total	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	Accruing - Past Due 60-89	Non-Accruals
Accounts Receivable & Inventory	20.7	15.7%	—	—	—	—	—
Barges, Crew Boats, Marine Vessels	24.0	18.2%	1.5	1.1%	—	—	1.5
Equipment	17.7	13.4%	—	—	—	—	—
Oil & Gas	7.0	5.3%	0.9	0.6%	—	—	0.9
Commercial Real Estate	32.1	24.3%	—	—	—	—	—
Consumer Real Estate	18.1	13.7%	—	—	—	—	—
CD/Mkt. Securities	4.1	3.1%	—	—	—	—	—
All Other (C & I and Non C & I)	8.3	6.3%	—	—	—	—	—
TOTAL	132.2	100.0%	2.4	1.8%	—	—	2.4

Energy Portfolio by Risk Rating – As of June 30, 2018

Energy Loans by Risk Rating and Category ($ Millions)										
RISK RATING	RR#	Upstream	Midstream	Downstream	Support/ Service	Non Oil & Gas	Current Quarter		Previous Quarter	
							Total $	% of Energy	Total $	% of Energy
Cash Secured	1	0.3	—	3.3	0.3	—	3.8	2.9%	3.6	2.7%
Superior	2	0.8	1.3	0.3	3.3	—	5.6	4.3%	4.2	3.1%
Acceptable	3	9.4	8.3	5.6	26.5	0.4	50.2	38.0%	48.9	36.7%
Pass	4	6.9	12.7	—	29.1	—	48.7	36.8%	48.5	36.3%
TOTAL PASS RATED		17.3	22.3	9.2	59.1	0.4	108.3	81.9%	105.2	78.8%
Pass/Watch	4W	—	—	—	0.3	—	0.3	0.2%	1.8	1.3%
Other Assets Especially Mentioned	5	0.0	—	0.05	14.5	—	14.6	11.0%	16.7	12.5%
Substandard	6	—	—	—	6.7	—	6.7	5.1%	6.7	5.1%
Doubtful	7	0.9	—	—	1.5	—	2.4	1.8%	3.1	2.3%
TOTAL		18.2	22.3	9.3	82.1	0.4	132.2	100.0%	133.4	100.0%

BUSINESS FIRST BANK

Energy Portfolio by Risk Rating – As of June 30, 2018

Energy Loans by Risk Rating and Collateral ($ Millions)										
RISK RATING	RR#	C & I	Commercial Real Estate	Consumer Real Estate	CD/ Mkt Securities	All Other	Current Quarter		Previous Quarter	
							Total $	% of Energy	Total $	% of Energy
Cash Secured	1	—	—	—	3.8	—	3.8	2.9%	3.6	2.7%
Superior	2	0.9	0.2	1.0	0.3	3.2	5.6	4.3%	4.2	3.1%
Acceptable	3	24.0	20.2	2.4	—	3.6	50.2	38.0%	48.9	36.7%
Pass	4	35.5	4.6	7.6	—	1.0	48.7	36.8%	48.5	36.3%
TOTAL PASS RATED		60.5	24.9	11.0	4.1	7.7	108.3	81.9%	105.2	78.8%
Pass/Watch	4W	0.0	0.3	—	—	—	0.3	0.2%	1.8	1.3%
Other Assets Especially Mentioned	5	3.8	3.0	7.1	—	0.6	14.6	11.0%	16.7	12.5%
Substandard	6	2.9	3.8	—	—	—	6.7	5.1%	6.7	5.1%
Doubtful	7	2.4	—	—	—	—	2.4	1.8%	3.1	2.3%
TOTAL		69.5	32.1	18.1	4.1	8.3	132.2	100.0%	133.4	100.0%

BUSINESS FIRST BANK

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM

	For the Year Ended December 31,				Fiscal Quarter					YTD
	2014	2015	2016	2017	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	2018
Core Net Income:										
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 3,638	$ 3,108	$ (862)	$ 1,682	$ 2,052	$ 6,746
Adjustments:										
Sale of Participation Interest in Impaired Credit	$ -	$ -	$ -	$ (1,815)	$ -	$ -	$ -	$ (209)	$ (850)	$ -
Deferred Tax Asset write-down	$ -	$ -	$ -	$ 1,668	$ -	$ -	$ 1,668	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing (net of tax)	$ -	$ -	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ 93
Acquisition-related expenses (net of tax)	$ 317	$ 758	$ 187	$ 129	$ 347	$ 457	$ 129	$ -	$ -	$ 804
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 4,078	$ 3,565	$ 935	$ 1,473	$ 1,202	$ 7,643
Core Return on Average Assets:										
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 3,638	$ 3,108	$ (862)	$ 1,682	$ 2,052	$ 6,746
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 4,078	$ 3,565	$ 935	$ 1,473	$ 1,202	$ 7,643
Average Assets	$696,895	$999,487	$1,127,773	$1,199,788	$1,624,195	$1,614,750	$1,303,175	$1,187,553	$1,173,442	$1,619,474
ROAA	0.58%	0.41%	0.45%	0.40%	0.90%	0.77%	-0.26%	0.57%	0.70%	0.83%
Core ROAA	0.62%	0.49%	0.47%	0.40%	1.00%	0.88%	0.29%	0.50%	0.41%	0.94%
ROAE	5.49%	3.89%	4.42%	3.68%	7.75%	6.94%	-1.89%	5.61%	6.96%	7.35%
Core ROAE	5.93%	4.61%	4.58%	3.67%	8.69%	7.96%	2.04%	4.91%	4.08%	8.33%
Core Net Interest Margin:										
Net Interest Income	$ 23,524	$ 34,150	$ 37,592	$ 44,372	$ 14,976	$ 14,500	$ 11,589	$ 10,533	$ 11,690	$ 29,476
Adjustments:										
MBL and AGFC loan purchase discount accretion	-	(1,961)	(1,363)	(4,135)	(342)	(385)	(545)	(441)	(1,842)	(727)
Core Net Interest Income	$ 23,524	$ 32,189	$ 36,229	$ 40,237	$ 14,634	$ 14,115	$ 11,044	$ 10,092	$ 9,848	$ 28,749
Average Interest-earning Assets	$663,136	$927,484	$1,032,618	$1,106,123	$1,505,289	$1,460,878	$1,197,415	$1,104,373	$1,077,529	$1,483,087
Net Interest Margin	3.55%	3.68%	3.64%	4.01%	3.98%	3.97%	3.87%	3.82%	4.34%	3.97%
Core Net Interest Margin	3.55%	3.47%	3.51%	3.64%	3.89%	3.86%	3.69%	3.66%	3.66%	3.88%

Note: Dollars in thousands.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV	Fiscal Quarter				
	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 210,629	$ 179,994	$ 179,935	$ 120,059	$ 118,813
Adjustments:					
Goodwill	(32,552)	(32,816)	(6,824)	(6,824)	(6,824)
Core deposit and other intangibles	(4,234)	(4,366)	(2,003)	(2,072)	(2,141)
Total Tangible Common Equity	$ 173,843	$ 142,812	$ 171,108	$ 111,163	$ 109,848
Tangible Assets					
Total Assets	$1,649,207	$1,587,713	$1,321,256	$1,213,831	$1,169,086
Adjustments:					
Goodwill	(32,552)	(32,816)	(6,824)	(6,824)	(6,824)
Core deposit and other intangibles	(4,234)	(4,366)	(2,003)	(2,072)	(2,141)
Total Tangible Assets	$1,612,421	$1,550,531	$1,312,429	$1,204,935	$1,160,121
Common Equity to Total Assets	12.8%	11.3%	13.6%	9.9%	10.2%
Tangible Common Equity to Tangible Assets	10.8%	9.2%	13.0%	9.2%	9.5%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 210,629	$ 179,994	$ 179,935	$ 120,059	$ 118,813
Adjustments:					
Goodwill	(32,552)	(32,816)	(6,824)	(6,824)	(6,824)
Core deposit and other intangibles	(4,234)	(4,366)	(2,003)	(2,072)	(2,141)
Total Tangible Common Equity	$ 173,843	$ 142,812	$ 171,108	$ 111,163	$ 109,848
Common shares outstanding	11,533,171	10,271,931	10,232,495	6,932,570	6,932,570
Book Value per Common Share	$ 18.26	$ 17.52	$ 17.58	$ 17.32	$ 17.14
Tangible Book Value per Common Share	$ 15.07	$ 13.90	$ 16.72	$ 16.03	$ 15.85

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	For the Year Ended December 31,							
	2010	2011	2012	2013	2014	2015	2016	2017
Tangible Common Equity / Tangible Assets:								
Tangible Common Equity								
Total Shareholders' Equity	$ 59,524	$ 66,269	$ 71,014	$ 71,923	$ 78,845	$ 112,449	$ 113,559	$ 179,935
Adjustments:								
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)
Total Tangible Common Equity	$ 59,524	$ 65,651	$ 70,493	$ 71,923	$ 78,845	$ 106,518	$ 104,456	$ 171,108
Tangible Assets								
Total Assets	$ 657,142	$ 652,241	$ 681,062	$ 684,180	$ 684,502	$ 1,076,089	$ 1,105,841	$ 1,321,256
Adjustments:								
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)
Total Tangible Assets	$ 657,142	$ 651,623	$ 680,541	$ 684,180	$ 684,502	$ 1,070,158	$ 1,096,738	$ 1,312,429
Common Equity to Total Assets	9.1%	10.2%	10.4%	10.5%	11.5%	10.4%	10.3%	13.6%
Tangible Common Equity to Tangible Assets	9.1%	10.1%	10.4%	10.5%	11.5%	10.0%	9.5%	13.0%
Tangible Book Value per Share:								
Tangible Common Equity								
Total Shareholders' Equity	$ 59,524	$ 66,269	$ 71,014	$ 71,923	$ 78,845	$ 112,449	$ 113,559	$ 179,935
Adjustments:								
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,003)
Total Tangible Common Equity	$ 59,524	$ 65,651	$ 70,493	$ 71,923	$ 78,845	$ 106,518	$ 104,456	$ 171,108
Common shares outstanding	5,273,220	5,299,870	5,302,870	5,314,925	5,314,925	7,035,913	6,916,673	10,232,495
Book Value per Common Share	$ 11.29	$ 12.50	$ 13.39	$ 13.53	$ 14.83	$ 15.98	$ 16.42	$ 17.58
Tangible Book Value per Common Share	$ 11.29	$ 12.39	$ 13.29	$ 13.53	$ 14.83	$ 15.14	$ 15.10	$ 16.72

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

Quarterly Core NIM													
	Q2 '15	Q3 '15	Q4 '15	Q1 '16	Q2 '16	Q3 '16	Q4 '16	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
Core Net Interest Margin:													
Net Interest Income	$ 8,562	$ 9,916	$ 9,506	$ 9,431	$ 9,101	$ 9,742	$ 9,318	$ 10,560	$ 11,690	$ 10,533	$ 11,589	$ 14,500	$ 14,976
Adjustments:													
Loan purchase discount accretion	(600)	(682)	(679)	(454)	(254)	(325)	(330)	(1,308)	(1,842)	(441)	(545)	(385)	(342)
Core Net Interest Income	$ 7,962	$ 9,234	$ 8,827	$ 8,977	$ 8,847	$ 9,417	$ 8,988	$ 9,252	$ 9,848	$ 10,092	$ 11,044	$ 14,115	$ 14,634
Average Interest-earning Assets	$1,042,836	$981,054	$999,005	$1,023,456	$1,049,559	$1,031,322	$1,026,126	$1,045,161	$1,077,529	$1,104,373	$1,197,415	$1,460,878	$1,505,289
Net Interest Margin	3.28%	4.04%	3.81%	3.69%	3.47%	3.78%	3.63%	4.04%	4.34%	3.82%	3.87%	3.97%	3.98%
Core Net Interest Margin	3.05%	3.76%	3.53%	3.51%	3.37%	3.65%	3.50%	3.54%	3.66%	3.66%	3.69%	3.86%	3.89%

Note: Dollars in thousands.